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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           LORECOM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


              Oklahoma                                73-1548771
       (State of incorporation                      (IRS Employer
          or organization)                        Identification No.)

 4200 Perimeter Center, Suite 100, Oklahoma City, OK        73112
      (Address of principal executive offices)            (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                              Name of each exchange on
            Title of each class                which each class is to
            to be so registered                    be registered
            -------------------               --------------------------

   Common Stock, $.01 par value                 American Stock Exchange

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [XX]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-76451

Securities to be registered pursuant to Section 12(g) of the Act:   None

Item 1. Description of Registrant's Securities to be Registered

         The description of the Common Stock of Registrant set forth under the caption "Description of Common Stock" in the Registrant's Registration Statement on Form SB-2 (File No. 333-76451) as originally filed with the Securities and Exchange Commission on April 16, 1999, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.


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Item 2. Exhibits

         The following exhibits are filed herewith or incorporated herein by reference:

Exhibit Number             Exhibit Title or Description

3.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registration Statement)

3.2 Bylaws of Registrant (incorporated by reference to Exhibit 3.2 of the Registration Statement)

4.1               Form of Common Stock Certificate (incorporated by reference to
                  Exhibit 4.1 of the Registration Statement)

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:    August 5, 1999              LORECOM Technologies, Inc.

                                      By:      /s/ Jeff Hartwig
                                           -------------------------------------
                                                   Jeff Hartwig
                                                   Chief Technology Officer